Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Outdoor Holding Company (the “ Company”) on Form 10-K/A for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Paul J. Kasowski, Chief Financial Officer (Principal Financial Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2025	By:	/s/ Paul J. Kasowski
	Name:	Paul J. Kasowski
	Title:	Chief Financial Officer (Principal Financial Officer)